Exhibit 99.2

Quarterly Investor Supplement

December 31, 2018

This report should be read in conjunction with Voya Financial, Inc.'s Annual Report on Form 10-K for the Twelve Months Ended December 31, 2018. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Media Contact:	Investor Contact:

Voya Financial	Christopher Breslin	Michael Katz
230 Park Avenue	212-309-8941	212-309-8999
New York, New York 10169	Christopher.Breslin@voya.com	IR@voya.com

NYSE Ticker:		Web Site:
VOYA		investors.voya.com

Table of Contents

	Page		Page
Consolidated		Individual Life
Explanatory Note on Non-GAAP Financial Information	3 - 5	Sources of Adjusted Operating Earnings	28
Key Metrics	6	Key Metrics	29
Consolidated Statements of Operations	7	Corporate
Consolidated Adjusted Earnings Before Income Taxes	8	Adjusted Operating Earnings	31
Adjusted Operating Earnings by Segment (QTD)	9	Investment Information
Adjusted Operating Earnings by Segment (YTD)	10	Portfolio Composition	33
Consolidated Balance Sheets	11	Portfolio Results	34
DAC/VOBA Segment Trends	12	Alternative Investment Income	35
Consolidated Capital Structure	13	Reconciliations
Consolidated Assets Under Management/Assets Under Administration	14	Reconciliation of Consolidated Statements of Operations	37
Retirement		Reconciliation of Adjusted Operating Revenues	38
Sources of Adjusted Operating Earnings and Key Metrics	16	Reconciliation of Adjusted Operating Earnings - excluding Unlocking;
Client Assets Rollforward by Product Group	17 - 18	Adjusted Return on Capital	39 - 40
Investment Management		Prepayments and Alternative Income Above (Below) Long-Term
Sources of Adjusted Operating Earnings	20	Expectations	41
Analysis of AUM and AUA	21	Reconciliation of Adjusted Operating Earnings Per Common Share;
Account Value Rollforward by Source	22	Book Value Per Common Share, Excluding AOCI	42
Account Value by Asset Type	23	Reconciliation of Investment Management Adjusted Operating Margin,
Employee Benefits		Excluding Investment Capital	43
Sources of Adjusted Operating Earnings	25	Appendix
Key Metrics	26	Retirement alternative views	45 - 46
		Investment Management alternative views	47 - 49

Voya Financial	Page 3 of 49

Explanatory Note on Non-GAAP Financial Information

On September 12, 2018, we issued 325,000 shares of 6.125% Fixed-Rate Reset Non-Cumulative Preferred Stock, Series A, with a $0.01 par value per share and a liquidation preference of $1,000 per share, for aggregate net proceeds of $319 million. Dividend payments will be made semi-annually in arrears on the 15th day of March and September of each year, commencing on March 15, 2019.
On June 1, 2018, we closed a transaction that resulted in the disposition of substantially all of our Closed Block Variable Annuity (“CBVA”) and annuities businesses (the "Transaction"). As a result, the assets and liabilities of the businesses sold were classified as held for sale in prior periods and the results of operations have been classified as discontinued operations for all periods presented in this Quarterly Investor Supplement. Pursuant to the Transaction, we evaluated our segments and determined that the retained CBVA and annuities policies that are not components of the disposed businesses described above ("Retained Business") have insignificant impacts to Adjusted operating earnings before taxes. As such, we have recorded the results of these retained businesses in Corporate.
Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performance and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure, which is Income (loss) from continuing operations before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) from continuing operations before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both Income (loss) from continuing operations before income taxes and Adjusted operating earnings before income taxes when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) from continuing operations before income taxes for the following items:

▪
Net investment gains (losses), net of related amortization of DAC, VOBA, sales inducements and unearned revenue, which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest;

•
Net guaranteed benefit hedging gains (losses), which are significantly influenced by economic and market conditions and are not indicative of normal operations, include changes in the fair value of derivatives related to guaranteed benefits, net of related reserve increases (decreases) and net of related amortization of DAC, VOBA and sales inducements, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating results, including the impacts related to changes in nonperformance spread;

•
Income (loss) related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes gains and (losses) associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold and expenses directly related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Adjusted operating earnings before income taxes with how we manages our segments;

•
Income (loss) attributable to noncontrolling interest, which represents the interest of shareholders, other than those of Voya Financial, Inc., in the gains and (losses) of consolidated entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled;

•
Income (loss) related to early extinguishment of debt, which includes losses incurred as a result of transactions where we repurchase outstanding principal amounts of debt; these losses are excluded from Adjusted operating earnings before income taxes since the outcome of decisions to restructure debt are not indicative of normal operations;

•
Impairment of goodwill, value of management contract rights and value of customer relationships acquired, which includes losses as a result of impairment analysis; these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;

•
Immediate recognition of net actuarial gains (losses) related to our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period. We immediately recognize actuarial gains and (losses) related to pension and other postretirement benefit obligations and gains and losses from plan adjustments and curtailments. These amounts do not reflect normal, cash-settled expenses and are not indicative of current Operating expense fundamentals; and

•
Other items not indicative of normal operations or performance of our segments or may be related to events such as capital or organizational restructurings undertaken to achieve long-term economic benefits, including certain costs related to debt and equity offerings and severance and other expenses associated with such activities. These items vary widely in timing, scope and frequency between periods as well as between companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.

Voya Financial	Page 4 of 49

Explanatory Note on Non-GAAP Financial Information

Adjusted operating earnings before income taxes for Corporate includes Net investment gains (losses) and Net guaranteed benefit hedging gains (losses) associated with the Retained Business in periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
Income (loss) related to businesses exited through reinsurance or divestment (including net investment gains (losses) on securities sold and expenses directly related to these transactions) is excluded from the results of operations from Adjusted operating earnings before income taxes. When we present the adjustments to Income (loss) from continuing operations before income taxes on a consolidated basis, each adjustment excludes the relative portions attributable to businesses exited through reinsurance or divestment.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) from continuing operations before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) from continuing operations before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Earnings - excluding Unlocking
Adjusted operating earnings - excluding unlocking is also a non-GAAP financial measure. This measure excludes from Adjusted operating earnings before income taxes the following items:

•	DAC/VOBA and other intangibles unlocking; and

•
The net gains included in Adjusted operating earnings from a distribution of cash and securities in conjunction with a Lehman Brothers bankruptcy settlement ("Lehman Recovery"), and losses as a result of the decision to dispose of certain Low Income Housing Tax Credit partnerships ("LIHTC") as a mean of exiting this asset class.

Because DAC/VOBA and other intangibles unlocking can be volatile, excluding the effect of this item can improve period to period comparability. The net gain from the Lehman Brothers bankruptcy settlement and loss from the disposition of low-income housing tax credit partnerships affected run-rate results and we believe that this effect is not reflective of our ongoing performance.
Adjusted Operating Earnings per Common Share (Diluted); Shareholders' Equity/Book Value per Common Share, Excluding AOCI
In addition to Net income (loss) per common share, we report Adjusted operating earnings per common share (diluted) because we believe that Adjusted operating earnings before income taxes provides a meaningful measure of its business and segment performances and enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying business segments and excluding items that tend to be highly variable from period to period based on capital market conditions and/or other factors.
In addition to book value per common share including Accumulated other comprehensive income (AOCI), we also report book value per common share excluding AOCI and shareholders' equity excluding AOCI and preferred stock. Included in AOCI are investment portfolio unrealized gains or losses. In the ordinary course of business we do not plan to sell most investments for the sole purpose of realizing gains or losses, and book value per common share excluding AOCI and common shareholders' equity excluding AOCI provide a measure consistent with that view. The Adjusted debt to capital ratio includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
For a reconciliation of these non-GAAP measures to the most directly comparable U.S. GAAP measures, refer to the "Reconciliation of Adjusted Operating Earning Per Common Share; Book Value Per Common Share, Excluding AOCI" page of this document.
Adjusted Return on Capital
We report Adjusted return on capital ("ROC") because we believe this measure is a useful indicator of how effectively we use capital resources allocated to our segments apart from corporate and closed block activities, which include our Retirement, Investment Management, Individual Life and Employee Benefits segments. Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences. Statutory surplus in excess of target statutory capital and certain corporate assets and liabilities, such as certain deferred tax assets and liabilities for unfunded pension plans, are allocated to Corporate.
Adjusted Operating Effective Tax Rate
We assumed a 32% tax rate on adjusted operating earnings and all components of adjusted operating earnings described as "after tax" for 2017. For 2018, the adjusted operating effective tax rate is based on the actual income tax expense for the current period related to Income (loss) from continuing operations, adjusted for estimated taxes on non-operating items and non-operating tax impacts, such as those related to restructuring, changes in a tax valuation allowance and changes to tax law, including the Tax Cuts and Jobs Act. For non-operating items, we apply a 35% tax rate in 2017 and 21% in 2018. The 32% tax rate for 2017 adjusted operating earnings and components reflects the estimated benefit of the dividends received deduction related to the company's Retirement, Investment Management, Employee Benefits and Individual Life segments.
Stranded Costs
As a result of the Transaction, the revenues and certain expenses of the businesses sold have been classified as discontinued operations. Expenses classified within discontinued operations include only direct operating expenses incurred by the businesses sold that are identifiable as costs of the businesses sold, but only to the extent that we did not continue to recognize such expenses after the close of the Transaction. Certain direct costs of the businesses sold, which relate to activities for which we provide transitional services and for which we will be reimbursed under a transition services agreement ("TSA"), are reported within continuing operations along with the associated revenues from the TSAs. Additionally, indirect costs, such as those related to corporate and shared service functions that were previously allocated to the businesses sold, and other expenses that do not meet the foregoing criteria are reported within continuing operations. These costs reported within continuing operations ("Stranded Costs") are included in Adjusted operating earnings before income taxes and Income (loss) from continuing operations for all periods presented. Because we do not believe that TSA revenues and Stranded Costs are representative of the future run-rate of revenues and expenses of our continuing operations, they are recorded in Corporate. We plan to address the Stranded Costs through a cost reduction strategy.

Voya Financial	Page 5 of 49

Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:

•
Net realized investment gains (losses) and related charges and adjustments, which are significantly influenced by economic and market conditions, including interest rates and credit spreads and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the FVO unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations and changes in the fair value of derivative instruments, excluding realized gains (losses) associated with swap settlements and accrued interest. These are net of related amortization of unearned revenue;

•
Gain (loss) on change in fair value of derivatives related to guaranteed benefits, which is significantly influenced by economic and market conditions and not indicative of normal operations, includes changes in the fair value of derivatives related to guaranteed benefits, less the estimated cost of these benefits. The estimated cost, which is reflected in operating results, reflects the expected cost of these benefits if markets perform in line with our long-term expectations and includes the cost of hedging. Other derivative and reserve changes related to guaranteed benefits are excluded from operating revenues, including the impacts related to changes in nonperformance spread;

•
Revenues related to businesses exited through reinsurance or divestment that do not qualify as discontinued operations, which includes revenues associated with transactions to exit blocks of business (including net investment gains (losses) on securities sold related to these transactions) and residual run-off activity; these gains and (losses) are often related to infrequent events and do not reflect performance of operating segments. Excluding this activity better reveals trends in our core business, which would be obscured by including the effects of business exited, and more closely aligns Operating revenues with how we manages our segments;

•
Revenues attributable to noncontrolling interest, which represents the interests of shareholders, other than those of Voya Financial, Inc., in consolidated entities. Revenues attributable to noncontrolling interest represents such shareholders' interests in the gains and losses of those entities, or the attribution of results from consolidated VIEs or VOEs to which we are not economically entitled; and

•
Other adjustments to total revenues primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Adjusted operating revenues for Corporate includes Net investment gains (losses) and Gains (losses) on change in fair value of derivatives related to guaranteed benefits associated with the Retained Business in the periods prior to 2018. These retained amounts are insignificant and do not distort the ability to make a meaningful evaluation of the trends of Corporate activities.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section in this document.
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe this supplemental information is useful in order to gain a better understanding of our Adjusted operating earnings before income taxes for the following reasons: (1) we analyze our business using this information and (2) this presentation can be helpful for investors to understand the main drivers of Adjusted operating earnings (loss) before income taxes. The sources of earnings are defined as such:

•
Investment spread and other investment income consists of net investment income and net realized investment gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.

•	Fee based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration ("AUA"), and transaction based recordkeeping fees.

•
Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, and surrender results, contractual charges for universal life and annuity contracts, the change in the unearned revenue reserve for universal life contracts, and that portion of traditional life insurance premiums intended to cover expenses and profits. Certain contract charges for universal life insurance are not recognized in income immediately, but are deferred as unearned revenues and are amortized into income in a manner similar to the amortization of DAC.

•	Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses and fees on letters of credit.

•	Trail commissions are commissions paid that are not deferred and thus recorded directly to expense.

•	For a detail explanation of DAC/VOBA and other intangibles amortization/unlocking see “Unlocking of DAC/VOBA and other Contract Owner/Policyholder Intangibles” in our SEC filings.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 6 of 49

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Income (loss) from continuing operations before income taxes	162	186	241	21	220	610	528
Income tax expense (benefit)	(15)	21	45	4	687	55	740
Income (loss) from discontinued operations, net of tax (1)	—	—	28	429	(2,616)	457	(2,580)
Net income (loss)	177	165	224	446	(3,083)	1,012	(2,792)
Net income (loss) attributable to noncontrolling interest	56	23	58	—	82	137	200
Net income (loss) available to Voya Financial, Inc.'s common shareholders	121	142	166	446	(3,165)	875	(2,992)
Adjusted operating earnings before income taxes - Consolidated (2)	238	163	238	163	233	802	528
Total Voya Financial, Inc. Common Shareholders' Equity	7,894	8,204	8,460	9,378	10,009	7,894	10,009
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI (2)	7,287	7,427	7,517	7,867	7,278	7,287	7,278
Net Deferred Tax Asset (DTA and AMT receivables) (net of valuation allowance) (3)	1,925	1,811	1,942	1,843	1,856	1,925	1,856
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI & DTA (3)	5,362	5,616	5,575	6,024	5,422	5,362	5,422
Debt to Capital:
Debt to Capital	27.6%	28.9%	29.0%	26.9%	25.7%	27.6%	25.7%
Adjusted Debt to Capital (2) (5)	26.6%	28.4%	29.0%	28.1%	30.5%	26.6%	30.5%
Per Share:
Adjusted operating effective tax rate (6)	12.2%	14.9%	17.9%	16.2%	32.0%	15.3%	32.0%
Net income (loss) available to shareholders per common share:
Basic	0.78	0.89	1.00	2.59	(17.64)	5.36	(16.25)
Diluted	0.76	0.87	0.96	2.50	(17.64)	5.20	(16.25)
Adjusted operating earnings per common share (diluted) (2) (4)	1.32	0.84	1.13	0.77	0.87	4.04	1.92
Adjusted operating earnings per common share (diluted) - ex unlocking (2) (4)	1.50	1.54	1.26	1.08	0.87	5.34	3.01
Book value per common share (including AOCI)	52.28	52.22	52.22	54.65	58.19	52.28	58.19
Book value per common share (excluding AOCI) (4)	48.26	47.28	46.40	45.84	42.31	48.26	42.31
Shares:
Weighted-average common shares outstanding
Basic	154	160	167	172	179	163	184
Diluted	158	164	173	178	179	168	184
Adjusted Diluted (2) (4)	158	164	173	178	183	168	187
Ending shares outstanding	151	157	162	172	172	151	172
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	275	250	500	100	401	1,125	1,023
Dividends to common shareholders	1	2	1	2	2	6	8
Total cash returned to common shareholders	276	252	501	102	403	1,131	1,031
(1) Income (loss) from discontinued operations, net of tax includes a $2.4 billion write down of assets of businesses held for sale to fair value less costs to sell in the period ended 12/31/2017, which was reduced by $0.5 billion in the twelve months ended December 31, 2018.

(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(3) Deferred Tax Asset (DTA) related to Federal Net Operating Loss Carry Forwards (“Federal NOLs”), Life Subgroup Deferred Losses, Alternative Minimum Tax refundable in the short term under new tax legislation, and Non-Life Subgroup Deferred Losses related to tax-based goodwill, net of $445 million tax valuation allowance related to Federal NOLs for the period ended December 31, 2018.

(4) For an explanation of the diluted weighted-average common share measures used for Adjusted operating earnings per share (diluted) please refer to "Reconciliation of Adjusted Operating Earnings Per Share; Book Value Per Common Share, Excluding AOCI" on page 42 of this document.

(5) Includes a 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.
(6) Consolidated effective tax rate used in the calculation of Adjusted operating earning per share. The effect of assumed tax rate vs actual tax rate is listed on page 41 of this document.

Voya Financial	Page 7 of 49

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Revenues
Net investment income	816	855	813	823	824	3,307	3,294
Fee income	668	704	660	676	668	2,708	2,627
Premiums	537	550	533	539	515	2,159	2,121
Net realized capital gains (losses)	(52)	(46)	(120)	(181)	(63)	(399)	(227)
Other revenues	120	127	101	99	106	447	371
Income (loss) related to consolidated investment entities	93	62	126	11	137	292	432
Total revenues	2,182	2,252	2,113	1,967	2,186	8,514	8,618

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,129)	(1,268)	(1,088)	(1,090)	(1,159)	(4,575)	(4,636)
Operating expenses	(690)	(656)	(645)	(700)	(682)	(2,691)	(2,654)
Net amortization of DAC/VOBA	(108)	(86)	(74)	(100)	(61)	(368)	(529)
Interest expense	(79)	(47)	(46)	(49)	(44)	(221)	(184)
Operating expenses related to consolidated investment entities	(14)	(9)	(19)	(7)	(20)	(49)	(87)
Total benefits and expenses	(2,020)	(2,066)	(1,872)	(1,946)	(1,966)	(7,904)	(8,090)
Income (loss) from continuing operations before income taxes	162	186	241	21	220	610	528
Less:
Net investment gains (losses) and related charges and adjustments	(37)	11	(40)	(61)	(54)	(127)	(84)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	38	14	2	(14)	34	40	46
Income (loss) related to businesses exited through reinsurance or divestment	(23)	—	(8)	(45)	(39)	(76)	(45)
Income (loss) attributable to noncontrolling interests	56	23	58	—	82	137	200
Income (loss) on early extinguishment of debt	(37)	—	—	(3)	—	(40)	(4)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(47)	—	—	—	(17)	(47)	(16)
Other adjustments	(26)	(25)	(9)	(19)	(19)	(79)	(97)
Adjusted operating earnings before income taxes (1)	238	163	238	163	233	802	528

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

Voya Financial	Page 8 of 49

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net realized gains (losses)	773	783	756	741	753	3,053	2,975
Fee income	696	726	706	708	711	2,836	2,808
Premiums	535	547	532	537	514	2,151	2,116
Other revenue	49	52	39	37	45	177	147
Adjusted operating revenues (1)	2,053	2,108	2,033	2,023	2,023	8,217	8,046

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,120)	(1,260)	(1,101)	(1,115)	(1,077)	(4,596)	(4,435)
Operating expenses	(562)	(557)	(569)	(578)	(592)	(2,266)	(2,340)
Net amortization of DAC/VOBA	(91)	(83)	(77)	(118)	(75)	(369)	(557)
Interest expense	(42)	(45)	(48)	(49)	(46)	(184)	(186)
Adjusted operating benefits and expenses	(1,815)	(1,945)	(1,795)	(1,860)	(1,790)	(7,415)	(7,518)
Adjusted operating earnings before income taxes (1)	238	163	238	163	233	802	528

Adjusted Operating Revenues and Adjusted Operating Earnings by Segment
Adjusted operating revenues
Retirement	690	705	670	662	649	2,727	2,538
Investment Management	159	168	171	185	185	683	731
Employee Benefits	467	469	460	453	431	1,849	1,767
Individual Life	643	660	641	631	635	2,575	2,563
Corporate	94	106	91	92	123	383	447
Adjusted operating revenues (1)	2,053	2,108	2,033	2,023	2,023	8,217	8,046

Adjusted Operating Earnings
Retirement	170	253	169	109	168	701	456
Investment Management	44	48	52	61	60	205	248
Employee Benefits	43	50	35	32	31	160	127
Individual Life	43	(134)	41	17	64	(33)	92
Corporate	(62)	(54)	(59)	(56)	(90)	(231)	(395)
Adjusted operating earnings before income taxes (1)	238	163	238	163	233	802	528

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

Voya Financial	Page 9 of 49

Adjusted Operating Earnings by Segment

	Three Months Ended December 31, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	448	5	28	230	62	773
Fee income	207	152	16	311	10	696
Premiums	1		425	99	10	535
Other revenue	34	2	(2)	3	12	49
Adjusted operating revenues (1)	690	159	467	643	94	2,053

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(240)	—	(333)	(484)	(63)	(1,120)
Operating expenses	(241)	(115)	(89)	(69)	(48)	(562)
Net amortization of DAC/VOBA	(39)	—	(2)	(47)	(3)	(91)
Interest expense	—	—	—	—	(42)	(42)
Adjusted operating benefits and expenses	(520)	(115)	(424)	(600)	(156)	(1,815)
Adjusted operating earnings before income taxes (1)	170	44	43	43	(62)	238

	Three Months Ended December 31, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	432	8	27	218	68	753
Fee income	194	164	16	309	28	711
Premiums	1	—	389	104	20	514
Other revenue	22	13	(1)	4	7	45
Adjusted operating revenues (1)	649	185	431	635	123	2,023

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(241)	—	(316)	(462)	(58)	(1,077)
Operating expenses	(213)	(125)	(82)	(65)	(107)	(592)
Net amortization of DAC/VOBA	(27)	—	(2)	(44)	(2)	(75)
Interest expense	—	—	—	—	(46)	(46)
Adjusted operating benefits and expenses	(481)	(125)	(400)	(571)	(213)	(1,790)
Adjusted operating earnings before income taxes (1)	168	60	31	64	(90)	233

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

Voya Financial	Page 10 of 49

Adjusted Operating Earnings by Segment

	Twelve Months Ended December 31, 2018
(in millions USD)	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net realized gains (losses)	1,758	29	114	903	249	3,053
Fee income	844	635	69	1,245	43	2,836
Premiums	7	—	1,672	413	59	2,151
Other revenue	118	19	(6)	14	32	177
Adjusted operating revenues (1)	2,727	683	1,849	2,575	383	8,217

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(956)	—	(1,317)	(2,096)	(227)	(4,596)
Operating expenses	(959)	(478)	(355)	(277)	(197)	(2,266)
Net amortization of DAC/VOBA	(111)	—	(17)	(235)	(6)	(369)
Interest expense	—	—	—	—	(184)	(184)
Adjusted operating benefits and expenses	(2,026)	(478)	(1,689)	(2,608)	(614)	(7,415)
Adjusted operating earnings before income taxes (1)	701	205	160	(33)	(231)	802

	Twelve Months Ended December 31, 2017
	Retirement	Investment Management	Employee Benefits	Individual Life	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net realized gains (losses)	1,703	57	109	860	246	2,975
Fee income	744	632	63	1,259	110	2,808
Premiums	6	—	1,600	428	82	2,116
Other revenue	85	42	(5)	16	9	147
Adjusted operating revenues (1)	2,538	731	1,767	2,563	447	8,046

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(958)	—	(1,293)	(1,935)	(249)	(4,435)
Operating expenses	(850)	(483)	(336)	(275)	(396)	(2,340)
Net amortization of DAC/VOBA	(274)	—	(11)	(261)	(11)	(557)
Interest expense	—	—	—	—	(186)	(186)
Adjusted operating benefits and expenses	(2,082)	(483)	(1,640)	(2,471)	(842)	(7,518)
Adjusted operating earnings before income taxes (1)	456	248	127	92	(395)	528

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

Voya Financial	Page 11 of 49

Consolidated Balance Sheets

	Balances as of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Assets
Total investments	63,566	63,873	63,857	64,608	66,087
Cash and cash equivalents	1,538	1,789	1,534	1,411	1,218
Assets held in separate accounts	71,228	80,937	78,642	77,949	77,605
Premium receivable and reinsurance recoverable	6,567	7,068	7,617	7,601	7,632
Short term investments under securities loan agreement and accrued investment income	2,334	2,490	2,353	2,170	2,293
Deferred policy acquisition costs, Value of business acquired	4,116	4,061	4,008	3,769	3,374
Deferred income taxes	1,157	1,122	1,266	1,022	781
Other assets (1)	1,573	1,473	1,175	1,388	1,314
Assets related to consolidated investment entities	2,310	2,223	2,288	2,826	3,176
Assets held for sale	—	—	—	57,080	59,052
Total Assets	154,389	165,036	162,740	219,824	222,532

Liabilities
Future policy benefits and contract owner account balances	65,196	65,523	65,980	65,732	65,805
Liabilities related to separate accounts	71,228	80,937	78,642	77,949	77,605
Payables under securities loan agreements, including collateral held	1,821	2,097	1,957	1,719	1,866
Short-term debt	1	1	1	—	337
Long-term debt	3,136	3,459	3,458	3,458	3,123
Other liabilities (2)	2,838	2,632	2,339	2,752	2,775
Liabilities related to consolidated investment entities	1,228	1,187	1,121	1,347	1,705
Liabilities held for sale	—	—	—	56,458	58,277
Total Liabilities	145,448	155,836	153,498	209,415	211,493

Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	3	3	3	3	3
Treasury stock	(4,981)	(4,705)	(4,442)	(3,936)	(3,827)
Additional paid-in capital	24,316	24,301	23,951	23,961	23,821
Retained earnings (deficit)	(11,732)	(11,853)	(11,995)	(12,161)	(12,719)
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	7,606	7,746	7,517	7,867	7,278
Accumulated other comprehensive income	607	777	943	1,511	2,731
Total Voya Financial, Inc. Shareholders' Equity	8,213	8,523	8,460	9,378	10,009
Noncontrolling interest	728	677	782	1,031	1,030
Total Shareholders' Equity	8,941	9,200	9,242	10,409	11,039
Total Liabilities and Shareholders' Equity	154,389	165,036	162,740	219,824	222,532

(1) Includes Other assets, Sales inducements to contract holders, Current income taxes, Goodwill and other intangible assets.
(2) Includes Other liabilities, Derivatives, Pension and other postretirement provisions, Funds held under reinsurance agreements, and Current income taxes.

Voya Financial	Page 12 of 49

DAC/VOBA Segment Trends

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Retirement
Balance as of Beginning-of-Period	1,251	1,167	1,057	882	858	882	1,165
Deferrals of commissions and expenses	19	17	18	19	23	73	93
Amortization	(23)	(25)	(20)	(13)	(27)	(81)	(118)
Unlocking (1)	(19)	50	(8)	(59)	9	(36)	(120)
Change in unrealized capital gains/losses	43	42	120	228	19	433	(138)
Balance as of End-of-Period	1,271	1,251	1,167	1,057	882	1,271	882
Deferred Sales Inducements as of End-of-Period (2)	34	34	33	33	32	34	32
Individual Life
Balance as of Beginning-of-Period	2,648	2,687	2,566	2,366	2,424	2,366	2,702
Deferrals of commissions and expenses	34	28	25	26	31	113	123
Amortization	(61)	(58)	(38)	(1)	(39)	(158)	(175)
Unlocking	1	(46)	(2)	(21)	—	(68)	(91)
Change in unrealized capital gains/losses	57	37	136	196	(50)	426	(193)
Balance as of End-of-Period	2,679	2,648	2,687	2,566	2,366	2,679	2,366
Other (3)
Balance as of Beginning-of-Period	162	154	146	126	121	126	130
Deferrals of commissions and expenses	9	7	8	6	7	30	26
Amortization	(5)	(5)	(6)	(6)	(8)	(22)	(24)
Unlocking	(1)	(2)	—	—	1	(3)	(1)
Change in unrealized capital gains/losses	1	8	6	20	5	35	(5)
Balance as of End-of-Period	166	162	154	146	126	166	126
Total
Balance as of Beginning-of-Period	4,061	4,008	3,769	3,374	3,403	3,374	3,997
Deferrals of commissions and expenses	62	52	51	51	61	216	242
Amortization	(89)	(88)	(64)	(20)	(74)	(261)	(317)
Unlocking	(19)	2	(10)	(80)	10	(107)	(212)
Change in unrealized capital gains/losses	101	87	262	444	(26)	894	(336)
Balance as of End-of-Period	4,116	4,061	4,008	3,769	3,374	4,116	3,374

(1) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the twelve months ended December 31, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the twelve months ended December 31, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(2) Deferred sales inducements in other segments are insignificant.
(3) Includes Employee Benefits, Investment Management and closed blocks, including remaining annuities businesses.

Voya Financial	Page 13 of 49

Consolidated Capital Structure

	Balances as of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017

Financial Debt
Senior bonds	2,035	2,358	2,357	2,357	2,703
Subordinated bonds	1,097	1,097	1,097	1,096	752
Other debt	5	5	5	5	5
Total Debt	3,137	3,460	3,459	3,458	3,460

Equity
Preferred equity (Excluding AOCI) (1)	319	319	—	—	—
Common equity (Excluding AOCI)	7,287	7,746	7,517	7,867	7,278
Total Equity (Excluding AOCI) (2)	7,606	7,746	7,517	7,867	7,278
Accumulated other comprehensive income (AOCI)	607	777	943	1,511	2,731
Total Voya Financial, Inc. Shareholders' Equity	8,213	8,523	8,460	9,378	10,009

Capital
Total Capitalization	11,350	11,983	11,919	12,836	13,469
Total Capitalization (Excluding AOCI) (2)	10,743	11,206	10,976	11,325	10,738

Debt to Capital
Debt to Capital	27.6%	28.9%	29.0%	26.9%	25.7%
Adjusted Debt to Capital (2) (3)	26.6%	28.4%	29.0%	28.1%	30.5%

(1) Includes Preferred stock par value and additional paid-in-capital.
(2) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 36 of this document.

(3) Includes 25% equity treatment afforded to subordinated debt, 100% equity treatment afforded to preferred stock and excludes AOCI.

Voya Financial	Page 14 of 49

Consolidated Assets Under Management/Assets Under Administration

As of December 31, 2018
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds	Total AUM - Assets Under Management	AUA - Assets Under Administration	Total AUM + AUA

Retirement (1)(2)	33,006	65,417	40,710	139,133	177,342	316,475
Investment Management	56,288	24,945	122,231	203,464	47,004	250,468
Employee Benefits	1,775	13	—	1,788	—	1,788
Individual Life (3)	12,848	2,439	—	15,287	—	15,287
Eliminations/Other (2)	(47,629)	(21,586)	(9,077)	(78,292)	(38,461)	(116,753)
Total AUM and AUA	56,288	71,228	153,864	281,380	185,885	467,265

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Asset amounts for Retirement and associated eliminations to arrive at total Voya AUM/AUA are calculated consistently with AUM/AUA as reported in the Appendix, beginning on page 44.
(3) Includes assets backing interest and non-interest sensitive products.

Retirement

Voya Financial	Page 16 of 49

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Sources of operating earnings before income taxes:
Fixed income	391	387	385	381	386	1,544	1,546
Limited partnership and Prepayment fee income	9	12	6	5	13	32	35
Total gross investment income	400	399	391	386	399	1,576	1,581
Investment expenses	(17)	(18)	(19)	(17)	(17)	(71)	(72)
Credited interest	(233)	(233)	(231)	(228)	(236)	(925)	(935)
Net margin	150	148	141	141	146	580	574
Other investment income (1)	59	70	54	46	46	229	176
Investment spread and other investment income	209	218	195	187	192	809	750
Full service fee based revenue	127	136	132	133	134	528	512
Recordkeeping and Other fee based revenue (2)(i)	114	111	105	108	87	438	331
Total fee based margin	240	247	237	241	221	965	844
Net underwriting gain (loss) and other revenue	1	—	—	(3)	(9)	(2)	(23)
Administrative expenses (2)	(190)	(179)	(185)	(194)	(167)	(748)	(673)
Net Commissions	(50)	(52)	(52)	(53)	(42)	(207)	(163)
DAC/VOBA and other intangibles amortization, excluding unlocking	(27)	(31)	(29)	(28)	(34)	(115)	(141)
DAC/VOBA and other intangibles unlocking (3)	(13)	50	3	(41)	7	(1)	(137)
Adjusted operating earnings before income taxes	170	253	169	109	168	701	456
Adjusted Return on Capital (4)	14.1%	13.4%	12.0%	11.1%	10.3%	14.1%	10.3%
Full Service Revenue (5)
Full Service Investment Spread and other investment income	197	205	183	176	181	761	703
Full Service Fee Based Revenue	127	136	132	133	134	528	512
Total Full Service Revenue and other revenue	324	340	315	309	315	1,289	1,215
Client Assets
Spread Based	33,006	32,468	32,519	32,480	32,571	33,006	32,571
Fee Based (ii)	240,976	309,278	297,787	294,386	312,269	240,976	312,269
Retail Client Assets (iii)	53,515	58,543	56,619	55,815	52,501	53,515	52,501
Defined Contribution Investment-only Stable Value (iiii)	34,078	34,573	33,957	34,326	35,000	34,078	35,000
Total Client Assets	361,575	434,862	420,882	417,007	432,341	361,575	432,341

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(3) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the twelve months ended December 31, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the twelve months ended December 31, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(4) Adjusted Return on Capital calculated using trailing twelve months.
(5) Excludes Net underwriting gain (loss) and other revenue.
* Changes / enhancements to presentation include:
(i) Includes Fees from: Retail, Recordkeeping, Defined Contribution Investment-only Stable Value and Other.
(ii) Includes Full Service Corporate Markets, Full Service Tax Exempt Markets and Recordkeeping.
(iii) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(iiii) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.

Voya Financial	Page 17 of 49

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Full service - Corporate markets
Client Assets, beginning of period	64,380	61,888	60,650	60,495	58,010	60,495	49,921
Transfers / Single deposits	1,679	927	986	1,066	1,597	4,658	5,738
Recurring deposits	1,372	1,442	1,512	1,670	1,219	5,996	5,324
Total Deposits	3,051	2,369	2,498	2,736	2,816	10,654	11,062
Surrenders, benefits, and product charges	(2,448)	(1,999)	(2,261)	(2,465)	(2,656)	(9,173)	(8,550)
Net Flows	602	370	237	271	160	1,480	2,512
Interest Credited and investment performance	(6,278)	2,122	1,001	(116)	2,325	(3,271)	8,061
Client Assets, end of period - Corporate markets	58,705	64,380	61,888	60,650	60,495	58,705	60,495

Full service - Tax-exempt markets
Client Assets, beginning of period	64,261	62,814	61,954	62,070	60,590	62,070	55,497
Transfers / Single deposits	1,286	451	283	280	272	2,300	1,967
Recurring deposits	801	825	864	857	775	3,347	3,154
Total Deposits	2,087	1,276	1,147	1,137	1,047	5,647	5,121
Surrenders, benefits, and product charges	(1,373)	(1,547)	(1,257)	(1,361)	(1,234)	(5,538)	(5,129)
Net Flows	713	(271)	(110)	(224)	(187)	108	(8)
Interest Credited and investment performance	(4,460)	1,718	970	108	1,667	(1,664)	6,582
Client Assets, end of period - Tax-exempt markets	60,514	64,261	62,814	61,954	62,070	60,514	62,070

Full Service - Total
Client Assets, beginning of period	128,641	124,702	122,604	122,565	118,600	122,565	105,418
Transfers / Single deposits	2,965	1,378	1,269	1,346	1,869	6,958	7,705
Recurring deposits	2,173	2,267	2,376	2,527	1,994	9,343	8,478
Total Deposits	5,138	3,645	3,645	3,873	3,863	16,301	16,183
Surrenders, benefits, and product charges	(3,821)	(3,546)	(3,518)	(3,826)	(3,890)	(14,711)	(13,679)
Net Flows	1,315	99	127	47	(27)	1,588	2,504
Interest Credited and investment performance	(10,738)	3,840	1,971	(8)	3,992	(4,935)	14,643
Client Assets, end of period - Full Service Total	119,219	128,641	124,702	122,604	122,565	119,219	122,565

Voya Financial	Page 18 of 49

Retirement Client Assets Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Recordkeeping
Client Assets, beginning of period	211,149	203,561	202,226	220,191	202,852	220,191	171,149
Transfers / Single deposits	1,552	1,754	544	510	12,837	4,360	30,981
Recurring deposits	3,250	3,291	3,563	4,273	3,229	14,377	13,627
Total Deposits	4,802	5,045	4,107	4,782	16,066	18,736	44,608
Surrenders, benefits, and product charges	(41,969)	(6,064)	(6,747)	(21,529)	(6,793)	(76,309)	(22,100)
Net Flows	(37,167)	(1,019)	(2,639)	(16,747)	9,274	(57,573)	22,508
Interest Credited and investment performance	(21,145)	8,607	3,974	(1,218)	8,065	(9,781)	26,534
Client Assets, end of period - Recordkeeping	152,837	211,149	203,561	202,226	220,191	152,837	220,191

Total Defined Contribution (1)
Client Assets, beginning of period	339,789	328,288	324,830	342,756	321,453	342,756	276,566
Transfers / Single deposits	4,517	3,132	1,814	1,856	14,707	11,319	38,687
Recurring deposits	5,423	5,559	5,939	6,799	5,224	23,720	22,105
Total Deposits	9,940	8,691	7,752	8,655	19,930	35,038	60,792
Surrenders, benefits, and product charges	(45,790)	(9,611)	(10,265)	(25,356)	(10,682)	(91,022)	(35,778)
Net Flows	(35,850)	(920)	(2,513)	(16,700)	9,248	(55,984)	25,014
Interest Credited and investment performance	(31,883)	12,421	5,972	(1,226)	12,055	(14,716)	41,176
Client Assets, end of period - Total Defined Contribution	272,056	339,789	328,288	324,830	342,756	272,056	342,756

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	34,573	33,957	34,326	35,000	35,510	35,000	35,419
Transfers / Single deposits	348	607	798	779	823	2,532	2,622
Recurring deposits	208	87	279	105	67	679	606
Total Deposits	556	694	1,077	884	891	3,211	3,228
Surrenders, benefits, and product charges	(1,111)	(269)	(1,563)	(1,242)	(1,285)	(4,185)	(4,338)
Net Flows	(555)	425	(486)	(358)	(394)	(974)	(1,110)
Interest Credited and investment performance	60	191	118	(316)	(116)	52	691
Assets, end of period - Defined Contribution Investment-only SV	34,078	34,573	33,957	34,326	35,000	34,078	35,000

Retail Client Assets (3)(4)	53,515	58,543	56,619	55,815	52,501	53,515	52,501

Other Assets (5)	1,926	1,957	2,018	2,036	2,084	1,926	2,084

Total Client Assets	361,574	434,862	420,882	417,007	432,341	361,574	432,341

(1) Total of Full Service and Recordkeeping
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets of our Retail Wealth Management business, as well as assets in a proprietary IRA mutual fund product that is distributed by both VFA (affiliated) and non-affiliated advisors.
(4) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(5) Includes other guaranteed payout products.

Investment Management

Voya Financial	Page 20 of 49

Investment Management Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Sources of operating earnings before income taxes:
Investment capital and other investment income (1)	5	8	5	11	8	29	57
Fee based margin	154	160	166	174	177	654	674
Administrative expenses	(115)	(120)	(119)	(124)	(125)	(478)	(483)
Adjusted operating earnings before income taxes	44	48	52	61	60	205	248

Fee based margin
Investment advisory and administrative revenue	152	157	161	165	164	635	632
Other fee based margin	2	3	5	9	13	19	42
Fee based margin	154	160	166	174	177	654	674

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the three months ended December 31, 2018, our carried interest total net results were a gain of $3 million. For the twelve months ended December 31, 2018, our carried interest total net results were a gain of $13 million, including the recovery of $1 million of previously accrued carried interest for one private equity fund. For the twelve months ended December 31, 2017, our carried interest total net results were a gain of $35 million, including the recovery of $25 million of previously accrued carried interest for one private equity fund.

Voya Financial	Page 21 of 49

Investment Management Analysis of AUM and AUA

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Client Assets:
External Clients
Institutional	85,918	85,258	83,641	72,544	72,468	85,918	72,468
Retail	61,257	69,295	67,894	68,014	69,812	61,257	69,812
Subtotal External Clients	147,176	154,553	151,535	140,558	142,280	147,176	142,280
General Account	56,288	55,862	55,617	81,893	82,006	56,288	82,006
Total Client Assets (AUM)	203,464	210,415	207,152	222,451	224,286	203,464	224,286
Administration Only Assets (AUA)	47,004	48,990	49,378	49,008	50,018	47,004	50,018
Total AUM and AUA	250,468	259,405	256,530	271,459	274,304	250,468	274,304

Investment Advisory and Administrative Revenues
External Clients
Institutional	65	65	64	62	60	256	222
Retail	54	59	58	58	60	230	234
Subtotal External Clients	120	124	122	120	120	486	456
General Account	28	28	36	40	40	132	158
Total Investment Advisory and Administrative Revenues (AUM)	148	152	158	160	160	618	614
Administration Only Fees	4	5	3	5	4	17	18
Total Investment Advisory and Administrative Revenues	152	157	161	165	164	635	632

Revenue Yield (bps)
External Clients
Institutional	30.3	30.9	33.6	34.0	33.3	32.1	32.8
Retail	33.9	34.2	33.1	33.3	34.3	33.5	34.6
Revenue Yield on External Clients	31.9	32.4	33.4	33.7	33.8	32.7	33.7
General Account	19.9	20.0	19.7	19.5	19.5	19.7	19.2
Revenue Yield on Client Assets (AUM)	28.6	29.1	28.8	28.5	28.5	28.7	28.2
Revenue Yield on Administration Only Assets (AUA)	3.5	3.8	2.9	4.1	4.0	3.6	3.6
Total Revenue Yield on AUM and AUA (bps)	23.9	24.3	24.1	24.0	24.0	24.0	23.6

Voya Financial	Page 22 of 49

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Institutional AUM:
Beginning of period AUM	85,258	83,641	72,544	72,468	70,752	72,468	62,669
Inflows	4,278	2,771	3,141	1,851	2,419	12,041	12,480
Outflows	(2,699)	(1,832)	(1,741)	(1,559)	(1,509)	(7,831)	(6,751)
Subtotal Investment Management Sourced Institutional Net Flows	1,579	938	1,399	292	910	4,208	5,729
Affiliate Sourced Institutional Inflows	587	786	432	421	349	2,226	1,955
Affiliate Sourced Institutional Outflows	(1,471)	(332)	(541)	(699)	(731)	(3,043)	(2,271)
Subtotal Affiliate Sourced Net Flows	(884)	454	(109)	(278)	(382)	(817)	(316)
Net flows- Institutional AUM	694	1,392	1,291	14	528	3,391	5,413
Net Money Market Flows	—	—	—	—	—	—	—
Change in Market Value	(360)	551	80	(49)	1,081	222	4,208
Other (Including Acquisitions/Divestitures) (1)	325	(325)	9,727	110	107	9,837	178
End of period AUM- Institutional	85,918	85,258	83,641	72,544	72,468	85,918	72,468
Organic Growth (Net Flows/Beginning of period AUM)	0.8%	1.7%	1.8%	0.0%	0.7%	4.7%	8.6%
Market Growth %	-0.4%	0.7%	0.1%	-0.1%	1.5%	0.3%	6.7%
Retail AUM:
Beginning of period AUM	69,295	67,894	68,014	69,812	68,865	69,812	65,577
Inflows	1,777	1,391	1,560	1,680	1,635	6,408	5,739
Outflows	(2,142)	(1,087)	(1,372)	(1,499)	(1,093)	(6,100)	(4,384)
Sub-advised Retail Net Flows	(382)	(289)	(436)	(416)	(616)	(1,524)	(2,067)
Subtotal Investment Management Sourced Retail Net Flows (2)	(747)	15	(248)	(235)	(74)	(1,216)	(712)
Affiliate Sourced Retail Inflows	579	537	479	592	555	2,186	2,404
Affiliate Sourced Retail Outflows	(952)	(943)	(778)	(821)	(704)	(3,494)	(3,065)
Subtotal Affiliate Sourced Retail Net Flows (2)	(373)	(406)	(300)	(229)	(149)	(1,308)	(661)
Variable Annuity Net Flows	(578)	(600)	(627)	(714)	(1,443)	(2,519)	(4,505)
Inflows from Sub-advisor Replacements	—	76	—	—	—	76	857
Net flows- Retail AUM	(1,699)	(915)	(1,175)	(1,179)	(1,666)	(4,967)	(5,022)
Net Money Market Flows	158	(1)	(28)	(84)	(23)	45	(250)
Change in Market Value	(6,434)	2,549	946	(363)	2,835	(3,302)	9,353
Other (Including Acquisitions/Divestitures) (1)	(63)	(233)	137	(172)	(199)	(331)	154
End of period AUM- Retail	61,257	69,295	67,894	68,014	69,812	61,257	69,812
Retail Organic Growth Excluding Variable Annuity Net Flows and Sub-advisor	-1.6%	-0.6%	-0.8%	-0.7%	-0.3%	-3.6%	-2.1%
Replacements (Net Flows / Beginning of period AUM)
Market Growth %	-9.3%	3.8%	1.4%	-0.5%	4.1%	-4.7%	14.3%
Total Investment Management Sourced Net Flows (2)	830	953	1,152	56	836	2,991	5,017
Total Affiliate Sourced Net Flows (2)	(1,256)	48	(409)	(507)	(530)	(2,124)	(978)
Total Variable Annuity Net Flows (1)	(578)	(600)	(627)	(714)	(1,443)	(2,519)	(4,505)
Total Inflows from Sub-advisor Replacements	—	76	—	—	—	76	857
Total Net Flows	(1,004)	477	116	(1,165)	(1,137)	(1,576)	391
Net Flows excluding sub-advisor replacement and Variable Annuity net flows	(426)	1,001	743	(451)	305	867	4,040
Total External Clients Organic Growth (Net Flows (excludes VA) / Beginning of period AUM) (2)	-0.3%	0.7%	0.5%	-0.3%	0.2%	0.6%	3.2%
(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) For the three months ending December 31, 2018 and September 30, 2018, Affiliate Sourced Net Flows include Retirement distribution of Voya Investment Management retail funds.

Voya Financial	Page 23 of 49

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Institutional
Equity	21,169	23,712	23,188	23,037	22,905
Fixed Income	64,061	61,396	60,363	49,507	49,563
Real Estate	—	—	—	—	—
Money Market	688	150	90	—	—
Total	85,918	85,258	83,641	72,544	72,468
Retail
Equity	37,107	44,441	43,075	43,003	44,380
Fixed Income	21,298	21,685	21,326	21,257	21,077
Real Estate	1,307	1,800	2,118	2,353	2,873
Money Market	1,545	1,369	1,375	1,401	1,482
Total	61,257	69,295	67,894	68,014	69,812
General Account
Equity	121	139	205	240	217
Fixed Income	55,108	54,904	54,581	80,011	80,253
Real Estate	—	—	—	—	—
Money Market	1,059	819	831	1,642	1,536
Total	56,288	55,862	55,617	81,893	82,006
Combined Asset Type
Equity	58,397	68,292	66,468	66,280	67,502
Fixed Income	140,468	137,985	136,270	150,775	150,893
Real Estate	1,307	1,800	2,118	2,353	2,873
Money Market	3,292	2,338	2,296	3,043	3,018
Total	203,464	210,415	207,152	222,451	224,286

Total Specialty Assets	66,423	66,600	66,950	72,212	71,697
% of Specialty Assets / Total AUM	32.6%	31.7%	32.3%	32.5%	32.0%

Total Retirement and Wealth Management Assets	94,440	101,319	98,298	98,238	99,086
% of Retirement and Wealth Management Assets / Total AUM	46.4%	48.2%	47.5%	44.2%	44.2%

Employee Benefits

Voya Financial	Page 25 of 49

Employee Benefits Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Sources of operating earnings before income taxes:
Fixed income	23	23	23	23	23	92	93
Limited partnership income and Prepayment fee income	—	1	1	—	1	2	3
Total gross investment income	23	24	24	23	24	94	96
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(14)	(14)	(14)	(14)	(14)	(56)	(58)
Net margin	8	9	9	8	9	34	35
Other investment income	6	7	5	5	4	23	16
Investment spread and other investment income	14	16	14	13	13	57	51
Net underwriting gain (loss) and other revenue	120	123	112	113	102	468	423
Administrative expenses	(54)	(53)	(53)	(55)	(51)	(215)	(205)
Trail commissions	(34)	(35)	(35)	(35)	(31)	(139)	(130)
DAC/VOBA and other intangibles amortization, excluding unlocking	(2)	(2)	(3)	(3)	(3)	(10)	(9)
DAC/VOBA and other intangibles unlocking	(1)	1	—	(1)	—	(1)	(2)
Adjusted operating earnings before income taxes	43	50	35	32	31	160	127
Adjusted Return on Capital (1)	28.2%	26.9%	29.0%	28.3%	24.4%	28.2%	24.4%

Group life:
Premiums	125	124	125	123	117	497	466
Benefits	(98)	(97)	(102)	(98)	(89)	(395)	(354)
Other (2)	(2)	(2)	(2)	(2)	(2)	(8)	(8)
Total Group life	25	25	21	23	26	94	103
Group Life Loss Ratio (Interest adjusted)	78.7%	78.6%	81.5%	79.3%	76.1%	79.5%	76.0%
Group stop loss:
Premiums	236	233	232	226	233	927	953
Benefits	(183)	(180)	(189)	(181)	(195)	(733)	(788)
Other (2)	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Total Group stop loss	52	52	42	44	37	190	161
Stop loss Loss Ratio	77.5%	77.0%	81.7%	80.2%	83.9%	79.1%	82.7%
Voluntary Benefits, Disability, and Other	43	45	49	46	39	183	158

Premiums	441	438	435	431	413	1,744	1,674
Benefits	(318)	(311)	(321)	(314)	(308)	(1,264)	(1,238)
Other (2)	(3)	(4)	(2)	(4)	(3)	(13)	(12)
Total Net underwriting gain (loss) and other revenue	120	123	112	113	102	467	423
Total Aggregate Loss Ratio (1)	72.5%	73.1%	72.6%	72.9%	74.0%	72.5%	74.0%

(1) Adjusted Return on Capital and Total Aggregate Loss Ratio are calculated using trailing twelve months.
(2) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.

Voya Financial	Page 26 of 49

Employee Benefits Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Sales by Product Line:
Group life and Disability	15	12	12	60	11	99	85
Stop loss	25	36	15	179	7	255	286
Voluntary	10	9	10	65	9	94	70
Total sales by product line	50	57	37	304	27	448	441

Total gross premiums and deposits	473	468	469	462	440	1,872	1,806

Annualized In-force Premiums by Product Line:
Group life and Disability	659	654	664	663	623	659	623
Stop loss	969	953	938	925	969	969	969
Voluntary	311	309	312	303	257	311	257
Total annualized in-force premiums	1,939	1,916	1,914	1,891	1,849	1,939	1,849

Assets Under Management by Fund Group
General account	1,775	1,823	1,807	1,779	1,813	1,775	1,813
Separate account	13	15	14	15	16	13	16
Total AUM	1,788	1,838	1,821	1,794	1,829	1,788	1,829

Individual Life

Voya Financial	Page 28 of 49

Individual Life Sources of Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Sources of operating earnings before income taxes:
Fixed income	206	205	204	203	203	818	809
Limited partnership income	9	9	10	4	6	32	17
Prepayment fee income	3	2	3	2	2	10	8
Total gross investment income	218	216	217	209	211	860	834
Investment expenses	(7)	(7)	(7)	(8)	(7)	(29)	(27)
Credited interest	(153)	(150)	(150)	(149)	(150)	(602)	(599)
Net margin	58	59	60	52	54	229	208
Other investment income (1)	16	19	13	14	12	62	43
Investment spread and other investment income	74	78	73	66	66	291	251
Fee based margin	3	3	3	3	4	12	14
Net underwriting gain (loss) and other revenue	98	89	93	69	98	349	375
Administrative expenses	(54)	(51)	(51)	(58)	(50)	(214)	(205)
Trail commissions	(4)	(5)	(5)	(7)	(5)	(21)	(22)
DAC/VOBA and other intangibles amortization, excluding unlocking	(53)	(48)	(41)	(27)	(41)	(169)	(162)
DAC/VOBA and other intangibles unlocking	(21)	(200)	(31)	(29)	(8)	(281)	(160)
Adjusted operating earnings before income taxes	43	(134)	41	17	64	(33)	92
Adjusted Return on Capital (2)	9.1%	9.8%	10.6%	10.8%	11.2%	9.1%	11.2%

Net underwriting gain (loss) and other revenue
Fee revenue / Premiums	428	427	427	417	430	1,699	1,716
Net mortality, including Reinsurance	(329)	(319)	(331)	(371)	(317)	(1,350)	(1,254)
Reserve change / Other	(1)	(19)	(3)	23	(15)	—	(87)
Total net underwriting gain (loss) and other revenue	98	89	93	69	98	349	375

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) Adjusted Return on Capital calculated using trailing twelve months.

Voya Financial	Page 29 of 49

Individual Life Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Sales by Product Line:
Indexed	24	19	16	16	19	75	73
Accumulation	1	1	1	1	1	4	4
Total Universal life	25	20	17	17	20	79	77
Variable life	1	—	1	—	1	2	3
Term	—	—	—	—	—	—	2
Total sales by product line	26	20	18	17	21	81	82
Gross Premiums and Deposits by Product: (1)
Interest sensitive	336	320	314	318	331	1,288	1,266
Non - interest sensitive	128	130	130	131	134	519	541
Total gross premiums and deposits	464	450	444	449	465	1,807	1,806
Applications
New business policy count (Paid)	1,274	1,292	1,069	1,060	1,108	4,695	6,532
End of Period:
In-Force Face Amount by Product: (1)
Universal life	82,334	81,634	81,266	81,150	81,055	82,334	81,055
Variable life	20,146	20,626	21,016	21,330	21,695	20,146	21,695
Term (2)	230,212	206,189	212,572	218,586	223,596	230,212	223,596
Whole life	1,653	1,683	1,720	1,743	1,774	1,653	1,774
Total in-force face amount	334,345	310,132	316,574	322,809	328,120	334,345	328,120
In-Force Policy Count (in whole numbers): (1)
Universal life	237,435	239,742	241,992	244,740	247,610	237,435	247,610
Variable life	48,803	49,517	50,387	51,112	51,922	48,803	51,922
Term (2)	421,571	389,242	400,397	411,474	420,731	421,571	420,731
Whole life	104,860	106,381	107,995	109,841	111,673	104,860	111,673
Total in-force policy count	812,669	784,882	800,771	817,167	831,936	812,669	831,936
Assets Under Management by Fund Group: (1)
General account	12,848	12,902	12,899	12,833	12,824	12,848	12,824
Separate account	2,439	2,826	2,774	2,755	2,809	2,439	2,809
Total AUM	15,287	15,728	15,673	15,588	15,633	15,287	15,633

(1) Excludes amounts transferred to third parties through reinsurance transactions.
(2) Q4 2018 balances include adjustments related to business exited through reinsurance agreements; periods prior to Q4 2018 have not been updated

Corporate

Voya Financial	Page 31 of 49

Corporate Adjusted Operating Earnings

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Interest expense	(44)	(49)	(49)	(49)	(47)	(191)	(192)
Amortization of intangibles	(9)	(9)	(9)	(9)	(9)	(36)	(35)
Strategic investment program (1)	—	—	—	—	(16)	—	(80)
Other (2)	(9)	4	(1)	2	(18)	(4)	(88)
Adjusted operating earnings before income taxes	(62)	(54)	(59)	(56)	(90)	(231)	(395)

(1) In 2015, we announced that we would incur an incremental $350.0 million of expenses through 2018 for IT simplification, digital and analytics and cross-enterprise initiatives. In 2018, the remaining costs related to this program are insignificant and reflected in our segments.

(2) Includes results from Retained Business and other closed blocks, and revenues and expenses not allocated to our segments, including TSA revenues and Stranded Costs. Also includes DAC/VOBA and and other intangibles unlocking related to the Retained Business.

Investment Information

Voya Financial	Page 33 of 49

Portfolio Composition

	Balances as of
(in millions USD)	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017
Composition of Investment Portfolio	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Fixed maturities, available for sale, at fair value, after consolidation	46,298	72.9%	46,185	72.4%	46,104	72.3%	47,274	73.2%	48,329	73.1%
Fixed maturities, at fair value using the fair value option	2,956	4.7%	2,886	4.5%	2,983	4.7%	2,903	4.5%	3,018	4.6%
Equity securities, available for sale, at fair value	273	0.4%	323	0.5%	385	0.6%	382	0.6%	380	0.6%
Short-term investments	168	0.3%	86	0.1%	102	0.2%	193	0.3%	471	0.7%
Mortgage loans on real estate	8,676	13.6%	8,862	13.8%	8,904	13.8%	8,837	13.6%	8,686	13.0%
Policy loans	1,833	2.9%	1,832	2.9%	1,849	2.9%	1,863	2.9%	1,888	2.9%
Limited partnerships/corporations, before consolidation	1,511	N/M	1,482	N/M	1,453	N/M	1,267	N/M	1,293	N/M
CLO/VOEs Adjustments (1)	(353)	N/M	(359)	N/M	(383)	N/M	(447)	N/M	(509)	N/M
Limited partnerships/corporations, after consolidation	1,158	1.8%	1,123	1.8%	1,070	1.7%	820	1.3%	784	1.2%
Derivatives	247	0.4%	422	0.7%	376	0.6%	390	0.6%	397	0.6%
Other investments	90	0.1%	91	0.1%	90	0.1%	77	0.1%	47	0.1%
Securities pledged to creditors	1,867	2.9%	2,063	3.2%	1,994	3.1%	1,869	2.9%	2,087	3.2%
Total investments, after consolidation	63,566	100.0%	63,873	100.0%	63,857	100.0%	64,608	100.0%	66,087	100.0%
Fixed Maturity Securities - Security Sector (2)
U.S. Government agencies and authorities	2,537	5.0%	2,327	4.6%	2,419	4.8%	2,522	4.8%	2,797	5.2%
U.S. Corporate - Public	19,848	38.7%	20,381	39.8%	20,577	40.2%	22,083	42.5%	23,258	43.4%
U.S. Corporate - Private	6,232	12.2%	6,418	12.6%	6,261	12.3%	5,665	10.9%	5,833	10.9%
Foreign Government / Agency	851	1.7%	855	1.7%	848	1.7%	785	1.5%	775	1.5%
Foreign Corporate - Public	4,604	9.0%	4,687	9.1%	4,552	8.9%	4,851	9.3%	4,941	9.2%
Foreign Corporate - Private	5,094	10.0%	5,103	10.0%	5,252	10.3%	5,204	10.0%	5,161	9.7%
State, municipalities and political subdivisions	1,659	3.2%	1,631	3.2%	1,659	3.2%	1,815	3.5%	1,913	3.6%
CMO-B	3,197	6.3%	3,016	5.9%	3,199	6.3%	3,016	5.9%	2,969	5.6%
Agency	818	1.6%	827	1.6%	823	1.6%	1,004	1.9%	989	1.9%
Non-Agency (3)	937	1.8%	910	1.8%	831	1.6%	801	1.5%	749	1.4%
Total Residential mortgage-backed securities	4,952	9.7%	4,753	9.3%	4,853	9.5%	4,821	9.3%	4,707	8.9%
Commercial mortgage-backed securities	3,416	6.7%	3,116	6.1%	2,932	5.7%	2,871	5.5%	2,704	5.1%
Other asset-backed securities (3)	1,928	3.8%	1,863	3.6%	1,728	3.4%	1,429	2.7%	1,345	2.5%
Total fixed maturities, including securities pledged (4)	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%
Fixed Maturity Securities - Contractual Maturity Dates, Due to mature:
Due in one year or less	1,089	2.1%	1,070	2.1%	865	1.7%	1,061	2.0%	1,001	1.9%
Due after one year through five years	7,406	14.5%	7,313	14.3%	7,817	15.3%	8,245	15.8%	8,703	16.3%
Due after five years through ten years	9,715	19.0%	9,993	19.5%	9,943	19.5%	10,279	19.8%	10,762	20.1%
Due after ten years	22,615	44.2%	23,026	45.1%	22,943	44.9%	23,340	44.9%	24,212	45.3%
CMO-B	3,197	6.3%	3,016	5.9%	3,199	6.3%	3,016	5.9%	2,969	5.6%
Mortgage-backed securities	5,171	10.1%	4,853	9.5%	4,586	8.9%	4,676	8.9%	4,442	8.3%
Other asset-backed securities (3)	1,928	3.8%	1,863	3.6%	1,728	3.4%	1,429	2.7%	1,345	2.5%
Total fixed maturities, including securities pledged (4)	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%
Fixed Maturity Securities - NAIC Quality Designation
1	28,405	55.6%	28,525	55.7%	28,817	56.5%	29,831	57.4%	30,942	57.9%
2	20,216	39.5%	20,036	39.2%	19,675	38.5%	19,696	37.8%	19,947	37.3%
3	1,798	3.5%	1,783	3.5%	1,803	3.5%	1,822	3.5%	1,889	3.5%
4	504	1.0%	570	1.1%	584	1.1%	488	0.9%	512	1.0%
5	120	0.2%	143	0.3%	123	0.2%	87	0.2%	33	0.1%
6	78	0.2%	77	0.2%	79	0.2%	122	0.2%	111	0.2%
Total fixed maturities, including securities pledged (4) (5)	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%
Fixed Maturity Securities - ARO Quality Rating
AAA	9,112	17.8%	8,750	17.1%	8,885	17.4%	9,267	17.8%	9,702	18.2%
AA	3,526	6.9%	3,466	6.8%	3,510	6.9%	3,543	6.8%	3,611	6.8%
A	14,113	27.7%	14,828	29.1%	14,887	29.2%	15,628	30.1%	16,329	30.6%
BBB	20,826	40.7%	20,565	40.1%	20,191	39.5%	19,987	38.3%	20,204	37.7%
BB	2,297	4.5%	2,221	4.3%	2,170	4.2%	2,224	4.3%	2,058	3.8%
B and below	1,247	2.4%	1,304	2.6%	1,438	2.8%	1,397	2.7%	1,530	2.9%
Total fixed maturities, including securities pledged (5)	51,121	100.0%	51,134	100.0%	51,081	100.0%	52,046	100.0%	53,434	100.0%
(1) Adjustments include the elimination of intercompany transactions between the Company and its consolidated investment entities, primarily the elimination of the Company's equity at risk recorded as investments by the Company (before consolidation) against either equity (private equity and real estate partnership funds) or senior and subordinated debt (CLOs) of the funds.

(2) Fixed Maturity Securities includes fixed maturities,available for sale , fixed maturities at fair value using the fair value option and securities pledged to creditors.
(3) Subprime asset-backed securities are included as a component of Non-Agency RMBS under this presentation.
(4) Includes fixed maturities securities related to businesses exited through reinsurance where assets are retained on the Company's balance sheet.
(5) ARO ratings do not directly translate into NAIC ratings.

Voya Financial	Page 34 of 49

Portfolio Results

	Three Months Ended										Year-to-Date
(in millions USD)	12/31/2018		9/30/2018		6/30/2018		3/31/2018		12/31/2017		12/31/2018		12/31/2017

Operating investment income and annualized yield (1)	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield	Net Investment Income	Annualized Yield
Fixed maturity securities (2)	598	5.19%	575	5.05%	593	5.18%	584	5.07%	582	4.99%	2,350	5.13%	2,332	5.02%
Equity securities	3	5.52%	3	5.48%	3	4.33%	3	3.96%	3	4.43%	593	4.70%	9	3.92%
Mortgage loans	94	4.41%	94	4.39%	95	4.39%	94	4.39%	93	4.40%	377	4.39%	369	4.42%
Limited partnerships	46	12.94%	74	22.17%	43	13.87%	43	15.12%	41	19.82%	206	15.72%	170	17.50%
Policy loans	23	5.15%	23	5.12%	25	5.43%	25	5.41%	23	5.06%	96	5.34%	97	5.25%
Short-term investments	4	0.71%	7	1.20%	5	0.85%	4	0.59%	3	0.41%	20	0.84%	10	0.30%
Derivatives (2)	10	N/A	10	N/A	10	N/A	10	N/A	13	N/A	40	N/A	44	N/A
Prepayment fee income	15	0.09%	16	0.10%	9	0.06%	7	0.04%	16	0.10%	47	0.07%	43	0.07%
Other assets	12	N/A	19	N/A	4	N/A	1	N/A	14	N/A	36	N/A	29	N/A
Gross investment income before expenses and fees	805	5.33%	821	5.48%	787	5.22%	771	5.10%	788	5.17%	3,184	5.28%	3,103	5.13%
Expenses and fees	(32)	-0.22%	(38)	-0.26%	(31)	-0.21%	(30)	-0.20%	(35)	-0.24%	(131)	-0.22%	(128)	-0.22%
Total investment income and annualized yield	773	5.11%	783	5.22%	756	5.01%	741	4.90%	753	4.93%	3,053	5.06%	2,975	4.91%
Trading gains/losses (1)
Fixed maturities	(24)		17		(9)		(17)		28		(33)		23
Equity securities	2		—		1		(3)		—		—		(1)
Mortgage loans	—		—		8		—		—		8		1
Other investments	7		(4)		(4)		9		(20)		8		(17)
Total trading gains/losses	(15)		13		(4)		(11)		8		(17)		5
Impairments (1)
Fixed maturities	(8)		(7)		(1)		(14)		(18)		(30)		(21)
Equity securities	—		—		—		—		—		—		—
Mortgage loans	—		—		—		—		—		—		—
Other investments	—		—		—		—		—		—		—
Total impairments	(8)		(7)		(1)		(14)		(18)		(30)		(21)
Fair value adjustments (3)	91		(37)		(46)		(74)		(51)		(66)		(69)
Derivatives, including change in fair value of derivatives related to guaranteed benefits	(66)		41		7		22		26		4		6
Net realized investment gains (losses) and Net guaranteed benefit hedging gains (losses) (1)	2		10		(44)		(77)		(35)		(109)		(79)
Businesses exited through reinsurance (4)	3		13		(14)		(36)		30		(34)		134
Consolidation/eliminations (5)	(14)		3		(5)		14		13		(2)		37
Total investment income and realized capital gains (losses)	764		809		693		642		761		2,908		3,067

(1) Investment results related to businesses exited through reinsurance are excluded.
(2) Operating income from CMO-B portfolio assets, including derivatives, is included in fixed maturity securities.
(3) Fair value adjustments include adjustments related to CMO-B assets carried at fair value, among other income sources.
(4) Income related to reinsurance transactions, in which investment results are passed directly to the reinsurers pursuant to contracted terms of the reinsurance agreement.
(5) Includes i) the impact of consolidation of investment entities into the Consolidated Statements of Operations, net of the elimination of the Company's management fees expensed by the funds and recorded as operating revenues (before consolidation) by the Company, ii) the elimination of intersegment expenses, primarily consisting of asset-based management and administration fees charged by our Investment Management Segment, iii) and other intersegment eliminations.

Voya Financial	Page 35 of 49

Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Retirement
Average alternative investments	643	646	558	536	532	595	517
Alternative investment income	23	38	20	18	18	99	62
Investment Management
Average alternative investments	204	214	250	262	252	232	229
Alternative investment income (1)	4	8	5	11	8	28	57
Employee Benefits
Average alternative investments	63	63	53	51	49	57	49
Alternative investment income	2	4	2	2	2	10	6
Individual Life
Average alternative investments	412	387	348	312	293	365	259
Alternative investment income	14	19	16	9	10	58	30

The table above excludes alternative investments and income that are a component of Assets held for sale and Income (loss) from discontinued operations, net of tax, respectively, and alternative investments and income in Corporate.

(1) Includes performance fees related to sponsored private equity funds (“carried interest”) that are subject to later reversal based on subsequent fund performance, to the extent that cumulative rates of investment return fall below specified investment hurdle rates. Should the market value of a portfolio increase in future periods, reversals of carried interest could be fully or partially recovered. For the three months ended December 31, 2018, our carried interest total net results were a gain of $3 million. For the twelve months ended December 31, 2018, our carried interest total net results were a gain of $13 million, including the recovery of $1 million of previously accrued carried interest for one private equity fund. For the twelve months ended December 31, 2017, our carried interest total net results were a gain of $35 million, including the recovery of $25 million of previously accrued carried interest for one private equity fund.

Reconciliations

Voya Financial	Page 37 of 49

Reconciliation of Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Revenues
Net investment income	816	855	813	823	824	3,307	3,294
Fee income	668	704	660	676	668	2,708	2,627
Premiums	537	550	533	539	515	2,159	2,121
Net realized capital gains (losses)	(52)	(46)	(120)	(181)	(63)	(399)	(227)
Other revenues	120	127	101	99	106	447	371
Income (loss) related to consolidated investment entities	93	62	126	11	137	292	432
Total revenues	2,182	2,252	2,113	1,967	2,186	8,514	8,618

Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(1,129)	(1,268)	(1,088)	(1,090)	(1,159)	(4,575)	(4,636)
Operating expenses	(690)	(656)	(645)	(700)	(682)	(2,691)	(2,654)
Net amortization of DAC/VOBA	(108)	(86)	(74)	(100)	(61)	(368)	(529)
Interest expense	(79)	(47)	(46)	(49)	(44)	(221)	(184)
Operating expenses related to consolidated investment entities	(14)	(9)	(19)	(7)	(20)	(49)	(87)
Total benefits and expenses	(2,020)	(2,066)	(1,872)	(1,946)	(1,966)	(7,904)	(8,090)
Income (loss) from continuing operations before income taxes	162	186	241	21	220	610	528
Less:
Net investment gains (losses) and related charges and adjustments	(37)	11	(40)	(61)	(54)	(127)	(84)
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	38	14	2	(14)	34	40	46
Income (loss) related to businesses exited through reinsurance or divestment	(23)	—	(8)	(45)	(39)	(76)	(45)
Income (loss) attributable to noncontrolling interests	56	23	58	—	82	137	200
Income (loss) on early extinguishment of debt	(37)	—	—	(3)	—	(40)	(4)
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	(47)	—	—	—	(17)	(47)	(16)
Other adjustments	(26)	(25)	(9)	(19)	(19)	(79)	(97)
Adjusted operating earnings before income taxes	238	163	238	163	233	802	528

Voya Financial	Page 38 of 49

Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Total revenues	2,182	2,252	2,113	1,967	2,186	8,514	8,618

Less Adjustments
Net realized investment gains (losses) and related charges and adjustments	(48)	—	(49)	(73)	(58)	(170)	(100)
Gain (loss) on change in fair value of derivatives related to guaranteed benefits	45	12	4	(7)	35	54	52
Revenues (losses) related to business exited through reinsurance or divestment	4	22	(18)	(40)	27	(32)	122
Revenues (loss) attributable to noncontrolling interests	70	34	76	6	100	186	286
Other adjustments (1)	58	76	67	58	59	259	212
Total adjusted operating revenues	2,053	2,108	2,033	2,023	2,023	8,217	8,046

Adjusted operating revenues by segment
Retirement	690	705	670	662	649	2,727	2,538
Investment Management	159	168	171	185	185	683	731
Employee Benefits	467	469	460	453	431	1,849	1,767
Individual Life	643	660	641	631	635	2,575	2,563
Corporate	94	106	91	92	123	383	447
Total adjusted operating revenues	2,053	2,108	2,033	2,023	2,023	8,217	8,046

(1) Includes fee income earned by the Company's broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in the Company's segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in operating revenues.

Voya Financial	Page 39 of 49

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Retirement	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Adjusted operating earnings before income taxes	701	699	553	417	456
Less:
DAC/VOBA and other intangibles unlocking	(1)	19	(75)	(191)	(137)
Gain on Lehman Recovery	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	702	680	628	608	593
Income tax expense	116	137	150	170	190
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	586	543	478	438	403

Adjusted Operating effective tax rate, excluding Unlocking(2)	16.7%	17.1%	16.3%	15.8%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	16.5%	20.1%	23.9%	28.0%	32.0%
Average Capital	4,156	4,063	3,987	3,946	3,928
Ending Capital	4,289	4,218	4,100	4,096	4,130
Adjusted Return on Capital	14.1%	13.4%	12.0%	11.1%	10.3%

Investment Management
Adjusted operating earnings before income taxes	205	221	227	259	248
Less:
Gain on Lehman Recovery	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	205	221	227	259	248
Income tax expense	43	53	—	76	79
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	162	168	167	183	169

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	24.0%	26.5%	29.4%	32.0%
Average Capital	305	306	309	309	308
Ending Capital	300	297	310	319	290
Adjusted Return on Capital	53.3%	55.2%	54.0%	59.3%	54.9%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assume a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 40 of 49

Reconciliation of Adjusted Operating Earnings - excluding Unlocking; Adjusted Return on Capital (1)

(in millions USD, unless otherwise indicated)	Twelve Months Ended (1)
Employee Benefits	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Adjusted operating earnings before income taxes	160	148	156	148	127
Less:
DAC/VOBA and other intangibles unlocking	(1)	—	(2)	(3)	(2)
Gain on Lehman Recovery	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	161	148	158	151	129
Income tax expense	34	34	43	45	41
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	127	114	115	106	88

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	23.3%	27.2%	29.6%	32.0%
Average Capital	449	424	398	375	360
Ending Capital	470	466	463	441	387
Adjusted Return on Capital	28.2%	26.9%	29.0%	28.3%	24.4%

Individual Life
Adjusted operating earnings before income taxes	(33)	(12)	56	77	92
Less:
DAC/VOBA and other intangibles unlocking	(281)	(268)	(211)	(181)	(160)
Gain on Lehman Recovery	—	—	—	—	—
Adjusted Operating Earnings - excluding Unlocking before interest	248	256	267	258	251
Income tax expense	52	62	72	78	80
Adjusted Operating Earnings - excluding Unlocking before interest and after income taxes	196	194	195	180	171

Adjusted Operating effective tax rate, excluding Unlocking(2)	21.0%	21.0%	21.0%	21.0%	32.0%
Adjusted Operating effective tax rate, excluding Unlocking - Trailing Twelve Months	21.0%	24.1%	27.1%	30.0%	32.0%
Average Capital	2,137	1,977	1,823	1,666	1,527
Ending Capital	2,170	2,102	2,150	2,141	2,141
Adjusted Return on Capital	9.1%	9.8%	10.6%	10.8%	11.2%

(1) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(2) Beginning in 2018, we assume a 21% tax rate on segment Adjusted operating earnings, excluding Unlocking, less the estimated benefit of the dividends received deduction in our Retirement segment. For periods before 2018, we assumed a 32% tax rate on Adjusted operating earnings and all components of Adjusted operating earnings described as after-tax, which reflects the estimated benefit of the dividends received deduction related to our segments.

Voya Financial	Page 41 of 49

Prepayments and Alternative Income Above (Below) Long-Term Expectations (3)(4)

	Three Months Ended					Twelve Months Ended
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Prepayments Above (Below) Long-term Expectations (1)
Retirement	2	4	(2)	(3)	5	1	—
Investment Management	—	—	—	—	—	—	—
Employee Benefits	—	—	—	—	—	—	—
Individual Life	—	—	—	(1)	—	(1)	(2)

Alternatives Above (Below) Long-term Expectations (1)(2)
Retirement	9	23	8	6	7	46	16
Investment Management	—	3	(1)	5	2	7	37
Employee Benefits	1	2	1	1	1	5	2
Individual Life	6	10	7	2	3	25	6

Prepayments and Alternative Income Above (Below) Long-Term Expectations (1)(2)
Retirement	11	27	6	3	12	47	16
Investment Management	—	3	(1)	5	2	7	37
Employee Benefits	1	2	1	1	1	5	2
Individual Life	6	10	7	1	3	24	4

(1) Impacts are pre-DAC and pre-tax.
(2) Amounts exclude gain on Lehman recovery for the twelve months ending December 31, 2017.
(3) Due to rounding, trailing twelve month totals may not equal the sum of the quarters.
(4) Corporate segment impacts are immaterial.

Voya Financial	Page 42 of 49

Reconciliation of Adjusted Operating Earnings Per Common Share; Book Value Per Common Share, Excluding AOCI

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Income (loss) available to Voya Financial, Inc.'s common shareholders per common share (Diluted)	0.76	0.87	0.96	2.50	(17.64)	5.20	(16.25)
Exclusion of per share impact of:
Net investment gains (losses) and related charges and adjustments	0.19	(0.05)	0.18	0.27	0.19	0.61	0.29
Net guaranteed benefit hedging gains (losses) and related charges and adjustments	(0.19)	(0.07)	(0.01)	0.06	(0.12)	(0.19)	(0.16)
Income (loss) related to businesses exited through reinsurance or divestment	0.11	—	0.04	0.20	0.14	0.35	0.16
Income (loss) on early extinguishment of debt	0.18	—	—	0.01	—	0.19	0.01
Immediate recognition of net actuarial gains (losses) related to pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments	0.24	—	—	—	0.06	0.22	0.06
Other adjustments to operating earnings	0.13	0.11	0.04	0.09	0.07	0.37	0.33
Effect of discontinued operations	—	—	(0.16)	(2.40)	14.58	(2.72)	14.01
Effect of assumed tax rate vs actual effective tax rate	(0.10)	(0.02)	0.08	0.04	3.53	0.01	3.43
Adjustment due to antidilutive effect of net loss in the current period	—	—	—	—	0.06	—	0.04
Adjusted operating earnings per common share (Diluted) (1)	1.32	0.84	1.13	0.77	0.87	4.04	1.92
Impact of unlocking to earnings per common share (Diluted)	0.18	0.70	0.13	0.31	—	1.30	1.09
Adjusted operating earnings per common share (Diluted) - ex Unlocking	1.50	1.54	1.26	1.08	0.87	5.34	3.01

Book value per common share, including AOCI	52.28	52.22	52.22	54.65	58.19	52.28	58.19
Per share impact of AOCI	(4.02)	(4.94)	(5.82)	(8.81)	(15.88)	(4.02)	(15.88)
Book value per common share, excluding AOCI	48.26	47.28	46.40	45.84	42.31	48.26	42.31

Reconciliation of shares used in Total Consolidated Adjusted Operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Diluted	157.9	164.0	172.8	178.4	179.4	168.2	184.0
Dilutive effect of the exercise or issuance of stock-based awards (1)	—	—	—	—	3.5	—	3.0
Weighted average common shares outstanding - Adjusted Diluted (1)	157.9	164.0	172.8	178.4	182.9	168.2	187.1

Debt to capital	27.6%	28.9%	29.0%	26.9%	25.7%	27.6%	25.7%
Capital impact of AOCI	1.6%	2.0%	2.5%	3.6%	6.5%	1.6%	6.5%
Impact of 25% equity treatment afforded to subordinate debt	(2.6)%	(2.5)%	(2.5)%	(2.4)%	(1.7)%	(2.6)%	(1.7)%
Adjusted Debt to capital	26.6%	28.4%	29.0%	28.1%	30.5%	26.6%	30.5%

(1) For periods in which there is a Net loss in Income from continuing operations, Adjusted operating earnings per common share calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the Adjusted operating earnings per common share calculation.

Voya Financial	Page 43 of 49

Reconciliation of Investment Management Adjusted Operating Margin, Excluding Investment Capital

	Three Months Ended			Twelve Months Ended
(in millions USD, unless otherwise indicated)	12/31/2018	9/30/2018	12/31/2017	12/31/2018	9/30/2018	12/31/2017

Adjusted operating revenues	159	168	186	683	709	731
Adjusted operating expenses	(115)	(120)	(125)	(478)	(488)	(483)
Adjusted operating earnings before income taxes	44	48	61	205	221	248
Adjusted operating margin	27.7%	28.9%	32.3%	30.1%	31.3%	33.9%

Adjusted operating revenues	159	168	186	683	709	731
Less:
Investment Capital Results	5	8	8	29	32	57
Adjusted operating revenues excluding Investment Capital	154	160	178	654	677	674
Adjusted operating expenses	(115)	(120)	(125)	(478)	(488)	(483)
Adjusted operating earnings excluding Investment Capital	39	40	53	176	189	191
Adjusted operating margin excluding Investment Capital	25.5%	25.4%	29.3%	27.1%	28.0%	28.3%

Appendix

Asset amounts for Retirement and associated eliminations to arrive at total Voya AUM/AUA are calculated consistently with AUM/AUA as reported in this Appendix.

Voya Financial	Page 45 of 49

Retirement Sources of Adjusted Operating Earnings and Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017

Sources of operating earnings before income taxes:
Fixed income	391	387	385	381	386	1,544	1,546
Limited partnership income	1	1	1	1	2	4	8
Prepayment fee income	8	11	5	4	11	28	27
Total gross investment income	400	399	391	386	399	1,576	1,581
Investment expenses	(17)	(18)	(19)	(17)	(17)	(71)	(72)
Credited interest	(233)	(233)	(231)	(228)	(236)	(925)	(935)
Net margin	150	148	141	141	146	580	574
Other investment income (1)	59	70	54	46	46	229	176
Investment spread and other investment income	209	218	195	187	192	809	750
Fee based margin (2)	240	247	237	241	221	965	844
Net underwriting gain (loss) and other revenue	1	—	—	(3)	(9)	(2)	(23)
Administrative expenses (2)	(190)	(179)	(185)	(194)	(167)	(748)	(673)
Trail commissions	(50)	(52)	(52)	(53)	(42)	(207)	(163)
DAC/VOBA and other intangibles amortization, excluding unlocking	(27)	(31)	(29)	(28)	(34)	(115)	(141)
DAC/VOBA and other intangibles unlocking (3)	(13)	50	3	(41)	7	(1)	(137)
Adjusted operating earnings before income taxes	170	253	169	109	168	701	456
Adjusted Return on Capital (4)	14.1%	13.4%	12.0%	11.1%	10.3%	14.1%	10.3%

Fee based margin (2)
Fee based margin - excluding Recordkeeping	192	201	195	196	177	784	679
Fee based margin - Recordkeeping	48	46	42	45	44	181	165
Fee based margin (2)	240	247	237	241	221	965	844
Assets Under Management by Fund Group
General account	33,006	32,468	32,519	32,480	32,571	33,006	32,571
Guaranteed separate account	7,945	7,770	7,527	7,541	7,695	7,945	7,695
Non-guaranteed separate account	57,472	65,349	63,386	62,820	63,538	57,472	63,538
Mutual funds / Institutional funds	40,710	45,006	42,483	40,875	34,387	40,710	34,387
Total AUM	139,133	150,593	145,915	143,716	138,191	139,133	138,191
AUA (5)	177,342	234,975	227,271	226,101	244,517	177,342	244,517
Total AUM and AUA	316,475	385,568	373,186	369,817	382,708	316,475	382,708

(1) Includes investment income on assets backing surplus that has been allocated from the corporate segment and income from policy loans.
(2) During the first quarter of 2018, results from certain investment-only products were moved from Corporate to the Retirement segment.
(3) During 2018, we have updated our assumptions related to the GMIR initiative to reflect higher expected consents based on company experience. For the twelve months ended December 31, 2018, unfavorable unlocking of DAC / VOBA related to GMIR provisions was $52 million, of which $9 million was included in the results of the annual review of assumptions. For the twelve months ended December 31, 2017, unfavorable unlocking of DAC / VOBA related to changes in GMIR provisions was $220 million, of which $92 million was included in the results of the annual review of assumptions.

(4) Adjusted Return on Capital calculated using trailing twelve months.
(5) Includes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Voya Financial	Page 46 of 49

Retirement AUM Rollforward by Product Group

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Full service - Corporate markets
Assets under management, beginning of period	64,380	61,888	60,650	60,495	58,010	60,495	49,921
Transfer/Single deposits	1,679	927	986	1,066	1,597	4,658	5,738
Recurring deposits	1,372	1,442	1,512	1,670	1,219	5,996	5,324
Total Deposits	3,051	2,369	2,498	2,736	2,816	10,654	11,062
Surrenders, benefits, and product charges	(2,448)	(1,999)	(2,261)	(2,465)	(2,656)	(9,173)	(8,550)
Net Flows	602	370	237	271	160	1,480	2,512
Interest credited and investment performance	(6,278)	2,122	1,001	(116)	2,325	(3,271)	8,061
Assets under management, end of period	58,705	64,380	61,888	60,650	60,495	58,705	60,495
Full service - Tax-exempt markets
Assets under management, beginning of period	64,261	62,814	61,954	62,070	60,590	62,070	55,497
Transfer/Single deposits	1,286	451	283	280	272	2,300	1,967
Recurring deposits	801	825	864	857	775	3,347	3,154
Total Deposits	2,087	1,276	1,147	1,137	1,047	5,647	5,121
Surrenders, benefits, and product charges	(1,373)	(1,547)	(1,257)	(1,361)	(1,234)	(5,538)	(5,129)
Net Flows	713	(271)	(110)	(224)	(187)	108	(8)
Interest credited and investment performance	(4,460)	1,718	970	108	1,667	(1,664)	6,582
Assets under management, end of period	60,514	64,261	62,814	61,954	62,070	60,514	62,070
Stable value (1) and Pension risk transfer
Assets under management, beginning of period	12,005	11,518	11,544	11,982	12,403	11,982	12,506
Transfer/Adjustment (2)	—	—	196	—	—	196	—
Transfer/Single deposits	123	538	107	101	137	869	735
Recurring deposits	170	86	231	104	67	591	382
Total Deposits	293	624	338	205	204	1,460	1,117
Surrenders, benefits, and product charges	(1,594)	(180)	(598)	(546)	(620)	(2,918)	(1,910)
Net Flows	(1,301)	444	(260)	(341)	(415)	(1,458)	(793)
Interest credited and investment performance	111	43	38	(97)	(5)	95	270
Assets under management, end of period	10,815	12,005	11,518	11,544	11,982	10,815	11,982
Retail wealth management
Assets under management, beginning of period	9,948	9,695	9,568	3,644	3,581	3,644	3,485
Transfer/Adjustment (2)	—	—	—	6,016	—	6,016	—
Transfer/Single deposits	411	402	456	440	180	1,709	712
Recurring deposits	1	1	1	1	1	4	3
Total Deposits	412	403	457	441	180	1,713	715
Surrenders, benefits, and product charges	(413)	(430)	(458)	(509)	(214)	(1,810)	(921)
Net Flows	(1)	(27)	(1)	(68)	(34)	(97)	(206)
Interest credited and investment performance	(848)	280	128	(24)	97	(464)	365
Assets under management, end of period	9,099	9,948	9,695	9,568	3,644	9,099	3,644
Total AUM (3)
Assets under management, beginning of period	150,593	145,915	143,716	138,191	134,585	138,191	121,408
Transfer/Adjustment (2)	—	—	196	6,016	—	6,212	—
Transfer/Single deposits	3,499	2,318	1,832	1,887	2,186	9,536	9,152
Recurring deposits	2,344	2,354	2,608	2,632	2,062	9,938	8,863
Total Deposits	5,843	4,672	4,440	4,519	4,248	19,474	18,014
Surrenders, benefits, and product charges	(5,828)	(4,156)	(4,574)	(4,881)	(4,724)	(19,439)	(16,509)
Net Flows	15	516	(134)	(362)	(476)	35	1,505
Interest credited and investment performance	(11,475)	4,162	2,137	(129)	4,082	(5,305)	15,278
Assets under management, end of period	139,133	150,593	145,915	143,716	138,191	139,133	138,191
1) Where Voya is the Investment Manager. Stable Value assets move from AUM to AUA when Voya no longer serves as Investment Manager but continues to provide a book value guarantee.
(2) During the Q1 2018, results from certain investment-only products were moved from Corporate to the Retirement segment. In addition, an adjustment in Q2 2018 reflects certain stable value assets that were previously reported as AUA.

(3) Excludes Recordkeeping and Stable Value where Voya is not the Investment Manager.

Voya Financial	Page 47 of 49

Investment Management Key Metrics

	Balances as of					Balances as of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Client Assets by Source:
Investment Management sourced	85,573	89,208	86,802	85,411	85,804	85,573	85,804
Affiliate sourced	34,372	38,170	36,882	55,147	56,476	34,372	56,476
Variable Annuities (1)	27,231	27,175	27,851	—	—	27,231	—
Subtotal external clients	147,176	154,553	151,535	140,558	142,280	147,176	142,280
General Account (2)	56,288	55,862	55,617	81,893	82,006	56,288	82,006
Total Client Assets (AUM)	203,464	210,415	207,152	222,451	224,286	203,464	224,286
Administration Only Assets (AUA)	47,004	48,990	49,378	49,008	50,018	47,004	50,018
Total AUM and AUA	250,468	259,405	256,530	271,459	274,304	250,468	274,304

	Three Months Ended					Year-to-Date
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Analysis of investment advisory and administrative revenues, net, by source: (3)(4)
Investment Management sourced	95	97	95	92	92	379	343
Affiliate sourced	25	27	27	28	28	107	114
Total external clients	120	124	122	120	120	486	456
General Account	28	28	36	40	40	132	158
Total investment advisory and administrative revenues, net, from AUM	148	152	158	160	160	618	614
Administration Only Fees	4	5	3	5	4	17	18
Total investment advisory and administrative revenues, net, by source (3)	152	157	161	165	164	635	632
Revenue Yield (bps, using average client assets for the period): (3)(5)
Investment Management sourced	40.9	41.9	43.3	43.0	43.3	42.2	42.9
Affiliate sourced	16.2	17.1	18.5	19.5	19.5	17.9	20.4
Revenue yield on external clients	31.9	32.4	33.4	33.7	33.8	32.7	33.7
General Account	19.9	20.0	19.7	19.5	19.5	19.7	19.2
Revenue yield on client assets (AUM)	28.6	29.1	28.8	28.5	28.5	28.7	28.2
Revenue yield on administration only assets (AUA)	3.5	3.8	2.9	4.1	4.0	3.6	3.6
Total revenue yield on AUM and AUA (bps) (3)	23.9	24.3	24.1	24.0	24.0	24.0	23.6

(1) Reflects Assets Under Management associated with the Variable Annuities business divested in June 2018.
(2) General Account assets reported on a Statutory Book Value billing basis consistent with revenues earned.
(3) Measures used by management to evaluate ongoing business performance, allowing for more appropriate comparisons with industry peers.
(4) Revenues include fees on AUM associated with the Variable Annuities business in both Investment Management sourced and Affiliate sourced.
(5) Revenue yield on external clients includes the yield on AUM associated with the Variable Annuities business. For the periods ended 9/30/2018 and 6/30/2018, standalone revenue yields reflect ongoing yield on Investment Management Sourced and Affiliate Sourced AUM and exclude Variable Annuities business impacts.

Voya Financial	Page 48 of 49

Investment Management Account Rollforward by Source

	Three Months Ended					Year-to-Date
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017	12/31/2018	12/31/2017
Investment Management Sourced AUM:
Beginning of period AUM	89,208	86,802	85,411	85,804	83,070	85,804	73,992
Inflows
Inflows from sub-advisor replacements	—	—	—	—	—	—	—
Inflows-other	6,233	4,321	4,788	3,704	4,219	19,046	18,842
Outflows	(5,441)	(3,461)	(3,636)	(3,648)	(3,383)	(16,186)	(13,825)
Net Flows	792	860	1,152	56	836	2,860	5,017
Net Money Market Flows	67	(6)	19	(62)	59	18	13
Change in Market Value	(4,669)	1,575	273	(93)	1,975	(2,914)	6,711
Other	175	(23)	217	(294)	(136)	75	71
Impact of Divestitures (1)	—	—	(270)	—	—	(270)	—
End of period AUM	85,573	89,208	86,802	85,411	85,804	85,573	85,804
Organic Growth (Net Flows / Beginning of period AUM)	0.89%	0.99%	1.35%	0.07%	1.01%	3.33%	6.78%
Market Growth %	-5.23%	1.81%	0.32%	-0.11%	2.38%	-3.40%	9.07%
Affiliate Sourced AUM:
Beginning of period AUM	38,170	36,882	55,147	56,476	56,546	56,476	54,254
Inflows
Inflows from sub-advisor replacements	—	76	—	—	—	76	857
Inflows-other	1,003	1,189	911	1,013	904	4,116	4,359
Outflows	(2,221)	(1,048)	(1,947)	(2,234)	(2,877)	(7,450)	(9,841)
Net Flows	(1,218)	217	(1,036)	(1,221)	(1,973)	(3,258)	(4,625)
Net Money Market Flows	90	5	(47)	(22)	(82)	26	(263)
Change in Market Value	(2,481)	1,227	753	(319)	1,941	(820)	6,849
Other	(189)	(161)	(80)	233	44	(197)	261
Impact of Divestitures (1)			(17,855)	—	—	(17,855)	—
End of period AUM	34,372	38,170	36,882	55,147	56,476	34,372	56,476
Organic Growth (Net Flows / Beginning of period AUM)	-3.19%	0.59%	-1.88%	-2.16%	-3.49%	-5.77%	-8.52%
Market Growth %	-6.50%	3.33%	1.37%	-0.56%	3.43%	-1.45%	12.62%

Variable Annuity End of Period AUM (1)(2)	27,231	27,175	27,851	—	—	27,231	—

Investment Management sourced net flows	792	860	1,152	56	836	2,860	5,017
Other affiliate sourced net flows	(1,218)	217	(409)	(507)	(530)	(1,917)	(121)
Variable annuities net flows	(578)	(600)	(627)	(714)	(1,443)	(2,519)	(4,505)
Total Net Flows	(1,004)	477	116	(1,165)	(1,137)	(1,576)	391
Net Flows excluding sub-advisor replacements and variable annuities net flows	(426)	1,001	743	(451)	305	867	4,040

(1) Includes Assets Under Management and Net Flows associated with the Variable Annuities business divested in June 2018.
(2) Variable Annuities End of Period AUM includes Retail AUM of $15.9Bn reflected in divestitures above as well as $11.3Bn of General Account AUM retained by Voya Investment Management.

Voya Financial	Page 49 of 49

Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Institutional
Equity	21,169	23,712	23,188	23,037	22,905
Fixed Income	64,061	61,396	60,363	49,507	49,563
Real Estate	—	—	—	—	—
Money Market	688	150	90	—	—
Total	85,918	85,258	83,641	72,544	72,468
Retail
Equity	37,107	44,441	43,075	43,003	44,380
Fixed Income	21,298	21,685	21,326	21,257	21,077
Real Estate	1,307	1,800	2,118	2,353	2,873
Money Market	1,545	1,369	1,375	1,401	1,482
Total	61,257	69,295	67,894	68,014	69,812
General Account
Equity	121	139	205	240	217
Fixed Income	55,108	54,904	54,581	80,011	80,253
Real Estate	—	—	—	—	—
Money Market	1,059	819	831	1,642	1,536
Total	56,288	55,862	55,617	81,893	82,006
Combined Asset Type
Equity	58,397	68,292	66,468	66,280	67,502
Fixed Income	140,468	137,985	136,270	150,775	150,893
Real Estate	1,307	1,800	2,118	2,353	2,873
Money Market	3,292	2,338	2,296	3,043	3,018
Total	203,464	210,415	207,152	222,451	224,286